EXHIBIT 10.5
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

AMENDMENT NUMBER. 20

TO

Special Business Provisions (SBP) BCA-MS-65530-0019

BETWEEN

THE BOEING COMPANY

AND

SPIRIT AEROSYSTEMS, INC.

THIS AMENDMENT NUMBER 20 (“Amendment No. 20”) is entered into this June 5, 2013, by and between Spirit AeroSystems, Inc. (“Spirit”), a Delaware corporation having its principal office in Wichita, Kansas, and The Boeing Company, a Delaware corporation, acting by and through its division, Boeing Commercial Airplanes (“Boeing”). Herein, Spirit and Boeing may be referred to jointly as the “Parties”.

The Parties have entered into the General Terms Agreement, GTA BCA-65520-0032, dated June 16, 2005 as amended from time to time (the “GTA”), and the Special Business Provisions, BCA-MS-65530-0019, dated June 16, 2005 as amended from time to time (the "SBP"), and now desire to again modify the SBP.
Background
The 787 Program includes designing and building the Program Airplane and Derivatives and Mission Improvement work as identified by Boeing. This Amendment No. 20 updates the SBP to address the following:

1.	Incorporation of signed One Plan Documents and their associated settlement values (as defined in SBP Attachment 23).
2. SBP Attachments 1, 2, 3, 16, 23, 25 and 27 are revised.

Agreement

THEREFORE, the Parties hereby agree to amend the SBP as follows:

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment 20, May 28, 2013

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

1.
SBP Attachment 1, “Work Statement and Pricing” is hereby amended as set forth in Exhibit 1 hereto to incorporate revisions to the following sections: “Recurring Shipset Price -8”, “Recurring Shipset Net Payment (not inclusive of Boeing Cost Recovery)”, “APAP LN [*****] Summary through [*****]”, “Non-Recurring Value Agreements”, “Advance Payments for Remaining Other D/MI NR Balance”, “Incentive Plan Payments” .

2.
SBP Attachment 2, “Production Article Definition and Contract Change Notices” is hereby amended in its entirety as set forth in Exhibit 2 hereto to incorporate revisions to Section B “Contract Change Notices”.

3.	SBP Attachment 3, “Price Status and Summary Tables” is hereby amended to revise “Price Status and Summary Tables- Non Recurring Prices” as set forth in Exhibit 3 hereto.

4.	SBP Attachment 16, “Pricing Methodologies” is hereby amended to revise Table A.1 of Section A “Boeing Performed Repair and Rework”as set forth in Exhibit 4 hereto.

5.
SBP Attachment 16, “Pricing Methodologies” is hereby amended to revise Section 41, Fabrication Table C, and Assembly and Support Table A of Section B “Derivative Pricing” as set forth in Exhibit 4 hereto.

6.
SBP Attachment 16, “Pricing Methodologies” is hereby amended to revise Section 41 Base Values, Fabrication Table C, and Assembly and Support Table A of Section D.3.1.1 “Recurring Price Factor” as set forth in Exhibit 4 hereto.

7.
SBP Attachment 23, “Derivatives and Mission Improvement Performance to Plan” is hereby amended to revise Exhibit D - “Criteria for Performance Based R&D Payments and Advance Payments”, Sections 1 and 2 and Exhibit E - “One Plan Document Record” as set forth in Exhibit 5 hereto.

8.	SBP Attachment 25, “Incentive Payment” is hereby amended to revise Section B “Incentive Payment Pool” and Section F “Incentive Payments Granted”, 1 and 2 as set forth in Exhibit 6 hereto.

9. SBP Attachment 27, “Risk Sharing” is hereby amended to revise Section II “Baseline Prices and Risk Sharing Control Limits” A. as set forth in Exhibit 7 hereto.

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment 20, May 28, 2013

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Except as otherwise indicated, all terms defined in the GTA or SBP shall have the same meanings when used in this Amendment No. 20. This Amendment No. 20 constitutes the complete and exclusive agreement between the parties with respect to the subject matter of Amendment No. 20, and Amendment No. 20 supersedes all previous agreements between the parties relating to the subject matter of Amendment No. 20, whether written or oral. This Amendment No. 20 shall be governed by the laws of the state of Washington, other than the conflict of law rules thereof. The amendments made to the SBP by this Amendment No. 20 shall be effective as of the date of this Amendment No. 20 or as of such other date as specified herein. The GTA and SBP remain in full force and effect and are not modified, revoked or superseded except as specifically stated in this Amendment No. 20.

EXECUTED in duplicate as of the date and year first set forth above by the duly authorized representatives of the Parties:

The Boeing Company			Spirit AeroSystems Inc.
Acting by and through its division
Boeing Commercial Airplanes

By:	/s/ Jeff Loomis	By:	/s/ Clint Cotner

Name:	Jeff Loomis	Name:	Clint Cotner

Title:	Procurement Agent	Title:	Contracts Administrator

Date:	6/15/13	Date:	6/28/13

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment 20, May 28, 2013

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

AMENDMENTS

Number 17 18 19 20
Description

MOA Dated 12-21-10 (Blockpoint 20 Settlement)
Amended or added: SBP Table of Contents, Sections 1.0, 3.1.1, 3.2.1, 3.3.1, 3.3.2.2, 3.3.4.3 and 3.3.4.8, 3.3.7, 3.3.7.1, 3.3.7.2, 3.3.7.3, 3.4.2.1, 3.4.5, 4.1.1, 4.1.3, 4.2, 4.3.1, 4.3.1.1, 4.4, 4.7, 4.8, 4.9, 4.10, 4.11, 5.5, 5.6, 5.7, 5.8, 5.8.1, 5.8.2, 6.1, 6.2, 6.3, 7.1, 7.2, 7.2.1, 7.2.2, 7.2.3, 7.5, 7.5.1, 7.5.2, 7.8, 7.8.1, 7.8.2, 11.2
Deleted SBP Sections 3.3.2.3.I, 3.4.2.3, 7.9, 7.10
Amended or added SBP Attachments 1, 2, 3, 4, 7, 14, 16, 23, 25, 26, 27, 28, 29
Deleted SBP Attachments 13 and 19
Throughout SBP, various references to: “SBP Attachment 7 Indentured Parts Price List and Spare Parts Pricing” are revised to “the SPPC”.

D&MI One Plan Update
Updated SBP Attachments 1, 3, 23, 25
Amended: SBP Section 7.4 per Amendment 3

D&MI One Plan Update
Updated SBP Attachments 1, 2, 3, 16, 23, 25

D&MI One Plan Update
Updated SBP Attachments 1, 2, 3, 16, 23, 25

MOA Dated July 10, 2012 (Blockpoint [*****] Settlement)
1. Updated SBP Attachments 1, 2, 3, 16, 23, 25, 27

	Date 5/12/11 8/24/11 7/30/12 6/5/13	Approval R. Parks M. Kurimsky M. Guillen M. Kurimsky A. Mauldin M. Kurimsky Jeff Loomis C. Cotner

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment 20, May 28, 2013

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment 20 Exhibit 1
SBP ATTACHMENT 1 TO
SPECIAL BUSINESS PROVISIONS

WORK STATEMENT AND PRICING
(Reference SBP Sections 3.1.1, 3.4.1, 4.1, 4.3.4.3, 4.7, 5.8, 22.0; GTA Section 1)

FOR PURPOSES OF SBP Section 3.1, “OBLIGATION TO PURCHASE AND SELL,” Boeing shall be defined as the following organizations, divisions, groups or entities:
BCA Suppler Management, The Boeing Company, Seattle, WA
The price for Products to be delivered on or before [*****], except as otherwise noted below, will be as follows:

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment 20, May 28, 2013

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment 20 Exhibit 1 SBP ATTACHMENT 1 TO
SPECIAL BUSINESS PROVISIONS

WORK STATEMENT AND PRICING (cont.)

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment 20, May 28, 2013

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment 20, May 28, 2013

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment 20 Exhibit 1 SBP ATTACHMENT 1 TO
SPECIAL BUSINESS PROVISIONS
WORK STATEMENT AND PRICING (cont.)

Advance Payments for Recurring

(See Recurring page for Advance Payment Recovery (per Shipset))

Years	Section 41 & NLG	Pylons	Wing Leading Edges		Totals
[*****]					

Non-Recurring Value Agreements

Estimated MS Timing	Section 41 & NLG R&D	Section 41 & NLG Other D/MI NR	Pylons R&D	Pylons Other D/MI NR	Wing Leading Edges R&D	Wing Leading Edges Other D/MI NR	Totals R&D	Totals Other D/MI NR
[*****]								
Upon Delivery of Shipset								
[*****]								

Advance Payments For Remaining Other D/MI NR Balance

Years	Section 41 & NLG	Pylons	Wing Leading Edges	Totals
[*****]				

Advance Payments Recovery of Remaining Other D/MI NR Balance

Shipset	Section 41 & NLG	Pylons	Wing Leading		Totals
[*****]					

Incentive Plan Payments *(Reference SBP Section 4.9)*

Periods	Section 41 & NLG R&D	Section 41 & NLG Other D/MI NR	Pylons R&D	Pylons Other D/MI NR	Wing Leading Edges R&D	Wing Leading Edges Other D/MI NR	Totals R&D	Totals Other D/MI NR
[*****]								

Incentive Plan for Quality Payments *(Reference SBP Section 4.11)*

Payment Year	Totals
[*****]

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment 20, May 28, 2013

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment 20 Exhibit 2
SBP ATTACHMENT 2 TO
SPECIAL BUSINESS PROVISIONS

PRODUCTION ARTICLE DEFINITION AND CONTRACT CHANGE NOTICES
(Reference SBP Sections 3.3.2.1, 3.3.2.2, 3.3.4.6, 3.4.1; GTA Section 1.0N, 1.0.P)

A.    Configuration

The configuration of each Production Article shall be as described in the Integrated Control Station Plan revision identified below, and in the Contract Change Notices listed in Paragraph B below as such Contract Change Notices relate to the configuration of any Production Article

Type	Product Number	Name	Manufacturing Change Level	Current Mfg Frozen LN	Extended Eff (Usage)
[*****]

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment 20, May 28, 2013

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment 20 Exhibit 2
SBP ATTACHMENT 2 TO
SPECIAL BUSINESS PROVISIONS
PRODUCTION ARTICLE DEFINITION AND CONTRACT CHANGE NOTICES (Continued)

Type	Product Number	Name	Manufacturing Change Level	Current Mfg Frozen LN	Extended Eff (Usage)
[*****]

B.    Contract Change Notices

The following Contract Change Notices (CCN’s) are hereby incorporated into this SBP.

B.1	Non-D/MI Contract Change Notices:

A. All CCN’s listed in this Section B.1, A. are inclusive of all revisions and cancellations issued on or before December 21, 2010:

CCN 1 through 318, 320 through 542, 544 through 762, 764 through 766, 768 through 779, 781 through 871, 873 through 889, 891 through 984, 986 through 990, 992 through 1024, 1028 through 1100, 1102 through 1142, 1144 through 1148, 1150 through 1162, 1164 through 1170, 1172 through 1240, 1242 through 1295, 1298 through 1420, 1422 through 1440, 1442 through 1452, 1454 through 1461, 1463 through 1472, 1474 through 1503, 1505 through 1564, 1566 through 1593, 1595 through 1611, 1613 through 1616, 1618 through 1623, 1625 through 1633, 1635 through 1658, 1661 through 1671, 1673 through 1686, 1688 through 1696, 1698, 1700 through 1709, 1710, 1712 through 1716, 1718 through 1748, 1750, 1751, 1753 through 1763, 1765 through 1810, 1814 through 1833, 1837 through 1844, 1846 through 1856, 1858 through 1866, 1868 through 1895, 1897, 1898, 1901, 1904 through 1906, 1908, 1909, 1911 through 1914, 1919, 1921 through 1925, 1928, 1933 through 1937, 1940 through 1943, 1946 through 1950, 1952 through 1963, 1968, 1973 through 1976, 1980, 1982, 1984, 1985, 1988 through 1993, 1995, 1999, 2000, 2004, 2005, 2007, 2014 through 2019, 2021.

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment 20, May 28, 2013

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment 20 Exhibit 2
SBP ATTACHMENT 2 TO
SPECIAL BUSINESS PROVISIONS

PRODUCTION ARTICLE DEFINITION AND CONTRACT CHANGE NOTICES (Continued)

B. All CCN’s listed in this Section B1.B. are inclusive of all revisions committed on and before December 31, 2011 and which are effective on or before Shipset Line Number [*****]

CCN 319, 543, 763, 767, 780, 991,1025 through 1027, 1101, 1143, 1149, 1171,1296,1297,1421,1441,1473,1504,1565,1594,1617,1624,1634,1659,1660,1687, 1697,1699,1717,1749,1752,1764,1770,1834,1836,1926,1927,1929 through 1932, 1938,1939,1945,1951,1966,1967,1969,1971,1972,1977 through 1979, 1981,1983,1986,1987,1994,1996 through 1998, 2002,2003,2006,2008 through, 2013, 2020, 2022 through 2037, 2039 through 2058, 2060 through 2073, 2075 through 2111, 2113, 2115, 2116, 2118, 2120 through 2108, 2130 through 2135, 2137 through 2139, 2141, 2143, 2145 through 2157, 2160, 2161, 2162.

B.2	D/MI PtP Contract Change Notices:

Section 41 D/MI CCN’s: 1163, 1241, 1915, 1916, 2158, 2159, 2168, 2170R2

Pylon D/MI CCN: 2166,

Wing LE D/MI CCN: 2167, 2170R2

CCN’s listed above are inclusive of any numerical formatting convention, i.e. CCN 1 is the same as CCN-00001 or CCN 0001.

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment 20, May 28, 2013

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment 20 Exhibit 3
SBP ATTACHMENT 3 TO
SPECIAL BUSINESS PROVISIONS

PRICE STATUS AND SUMMARY TABLES (Cont.)

(Reference SBP Section 7.8.2)

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment 20, May 28, 2013

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment 20 Exhibit 4
SBP ATTACHMENT 16 TO
SPECIAL BUSINESS PROVISIONS

Pricing Methodologies (cont.)

Table A.1
Traveled Work Nomenclature	Price Per Unit
SOI-A	$ [*****]
SOI-B	$ [*****]
Non-conformance EPD	$ [*****]

B. Derivative Pricing

The price for any derivative shall utilize the methodology set forth in SBP Attachment 16, Section D.

The baseline CER values utilized to establish the price for the 787-9, shall be as follows:

Section 41
Fabrication dollars include aluminumitanium,composites and other. Other includes such elements as sealant, fasteners, coatings and other miscellaneous.	Total Fabrication Dollars	$ [*****]

Total Assembly and Support dollars. This includes such elements as recurring assembly,Eng, ME, IE and other support functions.	Assembly and Support	$ [*****]

Amortized Non-recurring included in the baseline below.	NR Amortization	$ [*****]

Baseline Price [*****] shipsets	Baseline	$ [*****]

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment 20, May 28, 2013

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment 20 Exhibit 4
SBP ATTACHMENT 16 TO
SPECIAL BUSINESS PROVISIONS

Pricing Methodologies (cont.)

C. Resulting baseline $ per pound as a result of the factors used above.	Material Type Detailed Level	Dollars per pound Detailed Level
Section 41	Aluminum	[*****]
Titanium
Composite
Other
Wing Leading Edge	Aluminum	[*****]
Titanium
Composite
Steel
All other Other
Pylon	Aluminum	[*****]
Ti 5-5-5-3
All other Ti
CFRP
All other Comp
Steel
All other Other

Assembly and Support - Baseline recurring Cost Estimating Relationships for the Assembly and Support category:

A. Baseline values used to establish baseline pricing.	Total Assembly & Support $	Total In-House Assembled/Installed Part Count	$ per Part
Section 41	[*****]	[*****]	[*****]
Wing Leading Edge	[*****]	[*****]	[*****]
Pylon (simple average of [*****] and [*****])	[*****]	[*****]	[*****]

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment 20, May 28, 2013

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment 20 Exhibit 4
SBP ATTACHMENT 16 TO
SPECIAL BUSINESS PROVISIONS

Pricing Methodologies (cont.)

D.3.1.1 Recurring Price Adjustments

Base Values

Section 41
Fabrication dollars include aluminumitanium,composites and other. Other includes such elements as sealant, fasteners, coatings and other miscellaneous.	Total Fabrication Dollars	$ [*****]

Total Assembly and Support dollars. This includes such elements as recurring assembly,Eng, ME, IE and other support functions.	Assembly and Support	$ [*****]

Amortized Non-recurring included in the baseline below.	NR Amortization	$ [*****]

Baseline Price [*****] shipsets	Baseline	$ [*****]

C. Resulting baseline $ per pound as a result of the factors used above.	Material Type Detailed Level	Dollars per pound Detailed Level
Section 41	Aluminum	[*****]
Titanium
Composite
Other
Wing Leading Edge	Aluminum	[*****]
Titanium
Composite
Steel
All other Other
Pylon	Aluminum	[*****]
Ti 5-5-5-3
All other Ti
CFRP
All other Comp
Steel
All other Other

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment 20, May 28, 2013

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment 20 Exhibit 4
SBP ATTACHMENT 16 TO
SPECIAL BUSINESS PROVISIONS

Pricing Methodologies (cont.)

Assembly and Support - Baseline recurring Cost Estimating Relationships for the Assembly and Support category:

A. Baseline values used to establish baseline pricing.	Total Assembly & Support $	Total In-House Assembled/Installed Part Count	$ per Part
Section 41	[*****]	[*****]	[*****]
Wing Leading Edge	[*****]	[*****]	[*****]
Pylon (simple average of [*****] and [*****])	[*****]	[*****]	[*****]

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment 20, May 28, 2013

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment 20 Exhibit 5
SBP ATTACHMENT 23 TO
SPECIAL BUSINESS PROVISIONS

Exhibit D - Criteria for Performance Based R&D Payments and Advance Payments

1.    Performance Based Payments for Research and Development (reference SBP Section 5.6)
Performance Based Payments for Research and Development consist of four (4) individual performance events plus a final payment. This Exhibit provides a description of each performance event, the success criterion and verification for each event.
*The amounts for each event are initially for D&MI work negotiated through December 21, 2010 and shall be amended as additional D&MI work statement is negotiated in accordance with this SBP Attachment 23.

Event No.	Performance Event	Completion Criteria	Verification	*Amount (as of 5/20/13 and Amendment 20) (Paid in accordance with SBP 5.6)
1.	Section 41 Preliminary Layouts [*****]% Complete
i) [*****]% of Section 41 Preliminary Layouts
ii) all other Section 41 R&D events scheduled prior to or concurrent to planned Section 41 [*****]% milestone are complete and
iii) all Pylon R&D events scheduled prior to or concurrent to planned Section 41 [*****]% milestone are complete and
iv) all WLE R&D events scheduled prior to or concurrent to planned Section 41 [*****]% milestone are complete
			Events closed in ETAC	[*****]

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment 20, May 28, 2013

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment 20 Exhibit 5
SBP ATTACHMENT 23 TO
SPECIAL BUSINESS PROVISIONS

Derivatives and Mission Improvement Performance to Plan (cont.)

2.	CDR complete for [*****] Pylon	i) CDR completed for Sec 41 and [*****] Pylon ii) all Section 41 R&D events and all Pylon R&D events and all WLE R&D events scheduled prior to or concurrent to planned [*****] Pylon CDR	When all actions items are closed following CDR and applicable events are closed in ETAC	[*****]
3.	Sec 41 Approved Layouts 95% Complete
i) [*****]% of Section 41 Approved Layouts
ii) all other Section 41 R&D events scheduled prior to or concurrent to planned Section 41 [*****]% milestone are complete and
iii) all Pylon R&D events scheduled prior to or concurrent to planned Section 41 [*****]% milestone are complete
iv) all WLE R&D events scheduled prior to or concurrent to planned Section 41 [*****]% milestone are complete
			Events closed in ETAC	[*****]
4.	All Products On Dock to the Delivery Point
i) Delivery of all products to Boeing
ii) all Section 41 R&D events scheduled prior to or concurrent to planned Section 41 delivery milestone are complete and
iii) all Pylon R&D events scheduled prior to or concurrent to planned Section 41 delivery milestone are complete
iv) all WLE R&D events scheduled prior to or concurrent to planned Section 41 delivery milestone are complete
			Section 41 on dock at Boeing and applicable events are closed in ETAC	[*****]
5.	Final Payment		Airplane Certification	[*****]
2.Performance Based Payments and Performance Based Advance Payments for Other D&MI Nonrecurring Work (reference SBP Section 5.8)
Performance Based Payments and Performance Based Advance Payments for Other D&MI Nonrecurring Work consist of six (6) individual performance events.
SBP BCA-MS-65530-0019, Amendment 20 Exhibit 5

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment 20, May 28, 2013

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 23 TO
SPECIAL BUSINESS PROVISIONS

Derivatives and Mission Improvement Performance to Plan (cont.)

This Exhibit provides a description of each performance event, the success criterion and verification for each event.
*The amounts for each event are initially for D&MI work negotiated through December 21, 2010 and shall be amended as additional D&MI work statement is negotiated in accordance with this SBP Attachment 23.

Event No.	Performance Event	Completion Criteria	Verification	* Amount (as of 5/20/13 and Amendment20) (Paid in accordance with SBP 5.8)
1.	BP [*****] Tooling & Birdstrike Forging	Line Unit [*****] delivered & Birdstrike forgings on dock Spirit	Line Unit [*****] loaded in LCF & FAI complete on forgings	[*****]
2.	BP [*****] Tooling	Line Unit [*****] delivered	Line Unit [*****] loaded in LCF	[*****]
3.	BP [*****] Tooling	Line Unit [*****] delivered	Line Unit [*****] loaded in LCF	[*****]
4.	Begin spinning of 1st 787-9 Sec 41 barrel	Planned Other D&MI NR Work completed prior to the beginning of spinning of 1st 787-9 Sec 41 barrel	Load of barrel in to AFP cell	[*****]
5.	787-9	First 787-9 Delivered	First 787-9 on LCF	[*****]
6.	Final Payment			[*****]

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment 20, May 28, 2013

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment 20 Exhibit 5
SBP ATTACHMENT 23 TO
SPECIAL BUSINESS PROVISIONS

Derivatives and Mission Improvement Performance to Plan (cont.)
Exhibit E - One Plan Document Record

D&MI One Plan Documents:

•	787 Section 41 IPT Derivatives and Mission Improvement One Plan Summary, Revision New, dated 01-15-09

•	787 Section 41 IPT Derivatives and Mission Improvement One Plan Line [*****], Revision New, 01-15-09

•	787 Section 41 IPT Derivatives and Mission Improvement One Plan Line [*****], Revision New, 01-15-09

•	787 Section 41 IPT Derivatives and Mission Improvement One Plan Line [*****], Revision New, 01-15-09

•	787 Section 41 IPT Derivatives and Mission Improvement One Plan 787-9, Revision New, 01-15-09

•	Spirit-Tulsa One Plan Grand Total, dated 4/16/09

•	787-9 One-Plan Spirit Pylon April 7-8, 2009

•	787-9 One-Plan Spirit S41 April 1, 2010

•	787-9 One-Plan Spirit WLE (Interim Agreement) May 21, 2010

•	787-9 One-Plan Spirit Pylon March 4, 2010

•	787-9 & MI Phase 2 One-Plan - Wing LE (WP 10 & 12)” (Interim Agreement) dated 09/22/10

•	“787 Pylon Derivatives & Mission Improvement Phase II ONE PLAN UPDATE 2nd QUARTER - 2010” dated 7/1/2010

•	787 Section 41 IPT Derivatives & Mission Improvement Phase II ONE PLAN dated 6/30/2010

•	787 Section 41 IPT Derivatives & Mission Improvement Phase II ONE PLAN dated 8/26/2010

•	787 Pylon Derivatives & Mission Improvement Phase IIIa ONE PLAN - November 2010 - August 2011 dated 11/4/2010

•	787-9 & MI One-Plan; PtP Plan, Wing Leading Edge, dated 12/13, 2010, Rev 14

•	787 Phase III PtP Negotiation Status Between Spirit Wichita and Boeing as of March 11, 2011

•	787 Phase III PtP Negotiation Status Between Spirit Wichita and Boeing as of April 21, 2011

•	787 Section 41 D&MI Improvement “Sec 41 Tooling One Plan Agreements March and April 2011”

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment 20, May 28, 2013

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment 20 Exhibit 5
SBP ATTACHMENT 23 TO
SPECIAL BUSINESS PROVISIONS

Derivatives and Mission Improvement Performance to Plan (cont.)
Exhibit E - One Plan Document Record
D&MI One Plan Documents (cont.):

•	787 Section 41 D&MI Improvement “CN 22067 - Sec 41 [*****]” dated June 1, 2011

•	787 One Plan - Section 41 | SOW Hours Agreement “D_MI Sec 41 Engineering One Plan Agreements 6_9_11”

•	787 Section 41 D&MI Improvement “787 D_MI Sec 41 Tooling One Plan Agreements 6_7_11”

•	787 Pylon Derivatives & Mission Improvement Phase IIIa ONE PLAN Rev. B - November 2010 - June 2011 dated 7/7/2011

•	787-9 One-Plan Phase IIIb; PtP Plan, Wing Leading Edge, dated 7/1/2011

•
787-9 Section 41 D/MI PtP Phase IIIb One Plan Updates for the following NR changes: CN21389-[*****], dated 11-4-11, CN26217-[*****], dated 12-22-11, CN27164-ME Impact, dated 2-1-12, CN28726-[*****], dated 12-22-11, CN29139-[*****], dated 12-1-11, LMA CN643-[*****], dated 12-1-11, LMA CN646, dated 11-16-11, LMA CN647-[*****], dated 11-17-11, LMA CN648-[*****], dated 11-16-11, LMA CN651-[*****], dated 11-17-11, LMA CN655, dated 11-17-11, LMA CN659-[*****], dated 11-17-11, LMA CN665-dated 11-17-11, LMA CN671-[*****], dated 12-1-11, LMA CN677-SCN Package Updates, dated 12-1-11, LMA CN688-[*****] SCN Packages, dated 1-12-12, LMA CN705-[*****], dated 1-12-12, LMA CN727-[*****], dated 1-12-12, LMA CN689-SCN Updates, dated 1-12-12, LMA CN690-[*****], dated 12-15-11, LMA CN691-[*****], dated 1-12-12

•
787-9 Section 41 D/MI Tooling Phase IIIb One Plan Updates for non-recurring activities for the following changes: CN 22067, [*****], dated 6-1-11, CN 25334, [*****], dated 11-1-11, [*****], dated 11-8-11

•	787-9 Pylon Derivatives & Mission Improvement Phase IIIb One Plan -- July 2011 - [*****], dated 12/19/2011

•	787-9 One Plan Phase IIIb, PTP Plan, Wing Leading Edge, Spirit AeroSystems, Tulsa, Dated 7/1/2011

•	787-9 One Plan for Section 41 and Wing documented in CCN 2170R2 , Attachment A

•	787-9 One Plan for Pylon [*****], dated January , 2012.

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment 20, May 28, 2013

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment 20 Exhibit 6
SBP ATTACHMENT 25 TO
SPECIAL BUSINESS PROVISIONS

Incentive Payment
(Reference SBP Sections 4.9)
B. Incentive Payment Pool

The available Incentive Payment Pool amount (“Incentive Payment Pool”) is $[*****] for Research and Development plus Other D&MI NonrecurringWork and $[*****] for Tooling. Boeing shall pay Spirit the Incentive Payment amount as determined in accordance with Document [*****].

The Incentive Payment Pool will be updated by SBP Amendment in conjunction with the establishment of, and updates to, the D&MI SOW as described in SBP Attachment 23.
Incentive Payment Pool Methodology: The Incentive Payment Pool shall be established at [*****]% of the agreed D&MI NR Value (as defined in SBP Attachment 23, Section III.A), provided that if any D&MI Nonrecurring Work is to be paid in accordance with the Dispute Resolution clause of SBP Attachment 23, Section III.G, such work shall contribute to the Incentive Payment Pool at [*****]% of the Boeing initial estimate of the disputed value.

F. Incentive Payments Granted

1. Record of total amount of Incentive Payment payments for Research and Development (reference SPB Section 5.7)

Period	Dates	Amount
[*****]

2. Record of Incentive Payments for Other D&MI Nonrecurring Work (reference SBP Sections 4.9 and 5.7)

Period	Dates	Amount
[*****]

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment 20, May 28, 2013

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment 20 Exhibit 7
SBP ATTACHMENT 27 TO
SPECIAL BUSINESS PROVISIONS

Risk Sharing (cont.)

II. Baseline Prices and Risk Sharing Control Limits

A. The annual supplemental payment or credit process contained in this Attachment 27 shall utilize the following baseline prices and risk sharing control limits. All prices and calculations shall be made on a total Shipset basis and not at an individual Work Package basis. Upon the establishment of Pricing for a Derivative, a table applicable to such Derivative shall be established and used. Prior to each annual calculation of the supplemental payment or credit, Column (A) shall be updated to reflect the Shipset Prices as determined in each first calendar quarter update in accordance with SBP Section 7.2 and Attachment 16:

787-8 Model	(A)	(B)	(C)
	Attachment 1 Price	Upper Limit	Lower Limit
Shipsets [*****] - [*****]	$[*****]	+[*****]%	-[*****]%
Shipsets [*****] - [*****]	$[*****]	+[*****]%	-[*****]%
Shipsets [*****] - [*****]	$[*****]	+[*****]%	-[*****]%
Shipsets [*****] - [*****]	$[*****]	+[*****]%	-[*****]%
Shipsets [*****] - [*****]	$[*****]	+[*****]%	-[*****]%
Shipsets [*****] - [*****]	$[*****]	+[*****]%	-[*****]%

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment 20, May 28, 2013